UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

SCHEDULE 14A

________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Cuentas Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CUENTAS INC.
235 Lincoln Road, Suite 210
Miami Beach, FL 33139
December 6, 2022

To the Stockholders of Cuentas Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Cuentas Inc. (the “Company”) to be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, on Wednesday December 28, 2022 at 10:00 AM Eastern Time, for the following purposes:

1.     To elect Arik Maimon, Michael De Prado, Adiv Baruch, Yochanon Bruck, Sandra Orihuela, and Sara Sooy as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.     To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.     To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES and A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2022.

The Board has fixed the close of business on Friday November 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Arik Maimon
Arik Maimon
Chairman of the Board
Cuentas Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT DECEMBER 6, 2022.

CUENTAS INC.
235 Lincoln Road, Suite 210
Miami Beach, FL 33139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday December 28, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cuentas Inc. (the “Company”) for use at the 2022 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 AM Eastern Time on Wednesday December 28, 2022 at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, for the following purposes:

1.      To elect Arik Maimon, Michael De Prado, Adiv Baruch, Yochanon Bruck, Sandra Orihuela, and Sara Sooy as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, and a vote “FOR” the ratification of the appointment of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders of record of our common stock at the close of business on November 18, 2022 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: https://cuentas.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of shareholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about December 6, 2022.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Arik Maimon
Arik Maimon
Chairman of the Board
Cuentas Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND THE RATIFICATION OF THE APPOINTMENT OF HALPERIN ILANIT, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

i

PROXY STATEMENT

CUENTAS INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held at 10:00 AM Eastern Time on Wednesday December 28, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which the Board of Directors of the Company (the “Board”) would like you, as a stockholder, to vote on at the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, on Wednesday December 28, 2022 at 10:00 AM Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about December 6, 2022. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Cuentas, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting;

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2021; and

•        The proxy card or voting instruction form for the Annual Meeting.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.001 per share (“Common Stock”), on November 18, 2022 (the “Record Date”) may vote at the Annual Meeting. There were 19,289,734 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 20 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Arik Maimon, our interim Chief Executive Officer and Chairman of the Board, and Michael De Prado, our interim President and Vice Chairman of the Board, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Maimon and Mr. De Prado to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Arik Maimon, Michael De Prado, Adiv Baruch, Yochanon Bruck, Sandra Orihuela, and Sara Sooy as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, and “FOR” the ratification of the appointment of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co., Inc., you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1) Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3) In person.    If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(4) By Mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Matthew Schulman, our Compliance Officer, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposal 2 you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the six persons receiving the highest number of affirmative votes at the Annual Meeting will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2022.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our corporate Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at the offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Cuentas Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on December 28, 2022, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about December 6, 2022. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on Wednesday December 28, 2022 at 10:00 AM Eastern, or such other date, time and place to which the Meeting may be adjourned or postponed. The meeting will be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Record Date and Voting Power

Our Board fixed the close of business on November 18, 2022, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 19,289,734 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 19,289,734 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the six persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2022. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1. Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2. Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3. In person.    If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

4. By mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Florida law, our Articles of Incorporation, or our Bylaws, each as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139. The Company’s telephone number at such address is 1 (800) 611-3622.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the approval of each director nominee, AND “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2023 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of six directors, Arik Maimon, Michael De Prado, Adiv Baruch, Yochanon Bruck, Sandra Orihuela, and Sara Sooy. Accordingly, at the Annual Meeting, six directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Arik Maimon, our Chairman, is a founder, the interim Chief Executive Officer and Chairman of the Board. Mr, Maimon also served as the Company’s CEO from its inception until February 2021 and as Interim CEO from February 2021 to August 2021. In addition to co-founding the Company, Mr. Maimon founded the Company’s subsidiaries Cuentas Mobile, and M&M. Prior to founding the Company and its subsidiaries, Mr. Maimon founded and ran successful telecommunications companies operating primarily in the United States and Mexico. In 1998, Mr. Maimon founded and ran a privately-held wholesaler of long-distance telecommunications services which, later, under Mr. Maimon’s management, grew from a start up to a profitable enterprise with more than $100 million in annual revenues. Mr. Maimon serves on the Company’s Board of Directors due to the perspective and experience he brings as our co-founder, Chairman, interim Chief Executive Officer and as a large stockholder.

Michael A. De Prado is a founder, the interim President and Vice Chairman of the Board. Mr. De Prado also served as its President from its inception until February 2021. Prior to founding the Company, Mr. De Prado spent 20 years in executive positions at various levels of responsibility in the banking, technology, and telecommunications industries. As President of Sales at telecommunications company Radiant/Ntera, Mr. De Prado grew Radiant/Ntera’s sales to more than $200 million in annual revenues. At theglobe.com, Mr. De Prado served as President, reporting directing to Michael S. Egan. Mr. De Prado serves on the Company’s Board of Directors due to the perspective and experience he brings as our co-founder and interim President.

Adiv Baruch, has been a director of the Company since May 2016. Mr. Baruch is a global leader anchors in the Israeli high-tech industry as well as the Chairman of Israeli Export and International cooperation Institute and several private and public companies. Mr. Baruch has over 28 years of experience in equity investment and operation management under distress. Mr. Baruch also serves as chairman of Jerusalem Technology Investments Ltd. He also currently serves as Chairman of Maayan Ventures, a platform for investments in innovative technology companies. Mr. Baruch has served as a director of the Bank of Jerusalem, and he served as CEO of BOS Better Online Solutions, which, under this leadership, grew into a highly successful company traded on Nasdaq under the symbol BOSC. Throughout his career, he has championed development and support of new talent in the high tech and entrepreneurial arenas. He is a Technion graduate and the Chairman of the Institute of Innovation and Technology of Israel. Mr. Baruch serves as a member on the Company’s Board of Directors due to the perspective and experience he brings to our Board.

Yochanon Bruk, is the managing partner of Dinar Zuz LLC and has served as a Director of the Company since December 2019. Mr. Bruk joined Felman Trading in August 2009 as Logistics Manager and was appointed Corporate Logistics & Transportation Manager in 2011. In this role, he oversees the logistical operations and international distribution networks to ensure the seamless transportation of materials for Felman Production, CCMA, and a number of European-based companies that operate alongside Felman Trading. Mr. Bruk serves as a member on the Company’s Board of Directors due to the perspective and experience he brings to our Board.

Sandra Orihuela, has served as a director of the company since May 2022.and is a dual licensed attorney in the United States and Peru, actively managing legal work for her boutique law firm. Ms. Orihuela provides legal, and compliance advise on cross-border projects in Asia, Europe, Latin America, Canada, and the United States involving diverse industries, including life sciences, technology, media and communications, entertainment, construction, oil & gas, mining, engineering, agriculture, consumer products and retail businesses. Ms. Orihuela has a strong corporate international background, including structuring and implementing complex cross-border acquisitions and multi-country regulatory matters. She is also a regional expert and go-to counsel on an array of anti-corruption and compliance matters, from the assessment and design of comprehensive corporate compliance programs to oversight of remediation and crisis management plans. Her expertise includes preventive matters under the FCPA and OFAC, as well as enhanced internal controls and best corporate governance practices under Dodd-Frank, Sarbanes-Oxley, AML standards, U.S. Sentencing Guidelines and local/in-country regulations. Ms. Orihuela has experience in innovative technology related transactions, including B2B, Fintech, and Internet and E-Commerce. She has also built on experience and extensive legal work in most aspects of the telecommunications industry (tv, cable tv, telephony, broadband, multimedia, licensing, content distribution, interconnection, licensing, IP, regulatory, M&A) to support her clients with e-discovery, digital due diligence, intellectual property protection, compliance and AML matters related to technology. Prior to founding the firm, Ms. Orihuela worked at top tier U.S. law firms and in-house for a Canadian multinational. Ms. Orihuela is a frequent writer and speaker at international forums and has been recognized as a leading international lawyer by several reputable organizations, including Chambers & Partners, a global guide of best lawyers and law firms. Ms. Orihuela has extensive legal experience in both corporate governance, and emerging technology markets. She serves as a member on the Company’s Board of Directors due to the perspective and experience she brings to our Board.

Sara Sooy, has served as a director of the company since May 2022. She has served as a Somerset County Commissioners since 2019. Additionally, she oversees the essential services provided by Somerset County (including higher education, road and bridge maintenance, curbside recycling, parks and recreation, employment training, social services), and serves as the liaison to various county partnerships and organizations. Her extensive public service also includes the North Jersey Transportation Planning Authority Board of Trustees since 2020. Furthermore, Ms. Sooy’s experience includes her role as the Senior Real Estate Initiatives Officer of the New Jersey Economic Development Authority from January 2019 through January 2021, where she identified new opportunities and initiatives related to real estate, informed policy and product development, and managed relationships with strategic economic development partners. Prior to this role, Ms. Sooy worked as a Credit Analyst, and later as a Senior Commercial Real Estate Analyst for Investors Bank from January 2014 through January 2018. Since January 2019, she serves as an Executive Board Member of Bound Brook Revitalization Partnership which seeks to improve the economic potential of all businesses located within the Special Improvement District (SID). She also served as a Board Member of Somerset Hills School District Board of Education from January 2015 to January 2018. Ms. Sooy earned a bachelor’s degree in economics from Saint Francis College and a Master of Business Administration in real estate development from Rutgers University. Ms. Sooy serves as a member on the Company’s Board of Directors due to the perspective and experience she brings to our Board.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the six persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Arik Maimon	45	Executive Chairman of the Board
Ran Daniel	53	Chief Financial Officer
Michael De Prado	51	Executive Vice Chairman and Director
Adiv Baruch	57	Director
Yochanon Bruk	43	Director
Sandra Orihuela	58	Director
Sara Sooy	30	Director

The Company, Arik Maimon, Michael De Prado, and Dinar Zuz, LLC (which is controlled by Yochanon Bruk) are party to a Voting Agreement and Proxy, dated December 31, 2019, pursuant to which (i) Mr. Maimon has the right to appoint two directors, one of which is Mr. Maimon , (ii) Michael De Prado has the right to appoint one director, which is Mr. De Prado, and (iii) Dinar Zuz LLC has the right to appoint one director, which is Mr. Bruk. To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Baruch, Sandra Orihuela, and Sara Sooy currently meet the definition of “independent” as defined by the SEC. The Board of Directors has separately designated audit and compensation committees. The Board has also authorized the independent directors by resolution to address the nominations process. Our Chairman and Vice Chairman, Arik Maimon and Michael De Prado, are employees of the Company and as such do not qualify as an “independent” director.

Committees of the Board

In December 2020, the Board established an audit committee (the “Audit Committee”) and compensation committee (the “Compensation Committee”). In January 2021, the Board established the processes for the nomination of directors. Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at https://cuentas.com/ir?lang=en.

Audit Committee

Our Board of Directors has an Audit Committee, composed of Mr. Baruch and Ms. Sooy, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Mr. Baruch is the chairman of the Audit Committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual report on Form 10-K and quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Compensation Committee

Our Board of Directors has a Compensation Committee composed of Adiv Baruch and Sandra Orihuela, each of whom is independent in accordance with rules of Nasdaq. Mr. Baruch is the chairman of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof.

Nominating and Corporate Governance Process

Our Board of Directors, by resolution of the full Board of Directors addressing the nominations process and such related matters as may be required under the federal securities laws, has charged the independent directors constituting a majority of our Board of Directors with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. The independent directors will consider director nominees recommended by security holders.

Board Leadership Structure

Arik Maimon, the Chairman of the Board, has also been the interim Chief Executive Officer since the resignation of Jeffrey Johnson and has also in the past acted as both Chairman of the Board and CEO. Due to the size of the Company and the Board this may continue until a new Chief Executive Officer is appointed.

Attendance

There were 10 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2021. Each of our directors attended all of the meetings of the Board that they were eligible to attend.

There were 4 meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2021. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There was 1 meeting, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2021. Each of the committee members attended all of the meetings of the Compensation Committee that they were eligible to attend.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, Cuentas Inc., 235 Lincoln Road, Suite 210, Miami Beach, Florida, 33139. A current copy of our code of ethics is also available on our website at https://cuentas.com/ir?lang=en.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all required Section 16(a) filings were made on a timely basis during fiscal year 2021.

Transactions with Related Persons

Aside from compensation arrangements with executive officers and directors described below and the director appointment rights described above, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2021 and 2020, with respect to compensation awarded to, earned by or paid to our named executive officers. No other executive officer received total compensation in excess of $100,000 during fiscal year 2021.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total Compensation
Arik Maimon(1)	2021	$295,000	$—	$326,667	$—	$—	$—	$621,667
	2020	295,000	$500,000	$253,333	$—	$—	$5,000	$1,053,333

Michael De Prado(2)	2021	$268,400	$—	$245,000	$—	$—	$—	$513,400
	2020	265,000	$500,000	$202,667	$—	$—	$4,000	$917,667

Ran Daniel(3)	2021	$274,196	$—	$163,333	$—	$—	$77,400	$514,929
	2020	$162,000	$100,000	$—	$—	$—	$—	$278,941

Jeffrey Johnson(4)	2021	$102,823	$100,000	$456,944	$—	$—	$10,000	$669,777
	2020	$—	$—	$—	$—	$—	$—	$—

____________

(1)      Mr. Maimon served in various roles during the 2020 and 2021 fiscal years, including as CEO (and interim CEO) and Executive Chairman. Mr. Maimon is currently the interim CEO and Chairman of the Board.

(2)      Mr. De Prado served in various roles during the 2020 and 2021 fiscal years, including as President (and interim President) and Executive Vice Chairman. Mr. De Prado is currently the interim President and Vice Chairman of the Board.

(3)      Mr. Daniel served as the Chief Financial Officer during the 2020 and 2021 fiscal years.

(4)      Mr. Johnson served as Chief Executive Officer beginning in August 2021. Mr. Johnson resigned as Chief Executive Officer in August 2022.

Founder/Executive Chairman Compensation Agreement with Arik Maimon, and Founder/Executive Vice-Chairman Compensation Agreement with Michael De Prado

On August 26, 2021, the Company and Arik Maimon entered into a Founder/Executive Chairman Compensation Agreement (the “Chairman Compensation Agreement”). Additionally, on August 26, 2021, the Company and Michael De Prado entered into a Founder/Executive Vice-Chairman Compensation Agreement (the “Vice-Chairman Compensation Agreement” and collectively with the Chairman Compensation Agreement, the “Chairman Compensation Agreements”). The term of each of these Chairman Compensation Agreements became effective as of August 26, 2021 and replaces any prior arrangements or employment agreements between the Company and each of Mr. Maimon and Mr. De Prado (each such individual, an “Executive” and together, the “Executives”).

Under the terms of the Chairman Compensation Agreements, the Executives agreed to be employed by the Company for an initial continuous twelve-month term beginning on the effective date of August 26, 2021, and ending on August 25, 2022. The initial term would be automatically extended for additional one (1) year periods on the same terms and conditions as set out in the Chairman Compensation Agreements; however, the Chairman Compensation Agreements, respectively, will not renew automatically if either the Company or the respective Executive provide a written notice to the other of a decision not to renew, which notice must be given at least ninety (90) days prior to the end of the initial term or any subsequently renewed one (1) year term.

Pursuant to the terms of the Chairman Compensation Agreement, Mr. Maimon will receive an annual base salary of two hundred ninety-five thousand dollars ($295,000) per year, and pursuant to the terms of the Vice-Chairman Compensation Agreement, Mr. De Prado will receive an annual base salary of two hundred seventy-five thousand dollars ($275,000) per year, and each will be eligible for an annual incentive payment of up to one hundred percent (100%) of their respective base salary, which annual incentive payment shall be based on the Company’s performance as compared to the goals established by the Company’s Board of Directors in consultation with each Executive, respectively. This annual incentive shall have a twelve (12) month performance period and will be based on a January 1 through December 31 calendar year, with the Executives’ entitlement to the annual incentive and the amount of such award, if any, remaining subject to the good faith discretion of the Board of Directors. Any such annual incentive shall be paid by the end of the second quarter following the calendar year to which each respective Executive’s performance relates. Pursuant to the terms of the Chairman Compensation Agreements, each Executive has the option to have any such earned annual incentive be paid in fully vested shares of the Company’s Common Stock but must elect such option by the end of the first quarter following the relevant performance calendar year period.

In the event of a change in control of the Company, as defined under the terms of the Chairman Compensation Agreements, that takes place (i) during the term of the Chairman Compensation Agreement or (ii) prior to the date which is twenty-four (24) months from the effective date of the Chairman Compensation Agreements, if the Executive’s employment otherwise terminates prior to such date (other than if the Executive’s employment was terminated for cause or the Executive resigned his employment without good reason, as such terms are defined under the Chairman Compensation Agreements), each respective Executive shall be entitled to a bonus payment equal to two and one-half percent (2.5%) of the cash consideration received by the shareholders of the Company in the change in control transaction.

Under the Chairman Compensation Agreements, each Executive is subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and non-disparagement, among others. The Chairman Compensation Agreements are each governed by the laws of the State of Florida. The Chairman Compensation Agreements may be terminated by the Company for cause or without cause, and by each respective Executive for good reason or without good reason, as such terms are defined under the Chairman Compensation Agreements.

Prior Employment Agreements with Mr. Maimon and Mr. De Prado

On July 24, 2020, our Compensation Committee approved the amendments to the employment agreements with each of Mr. Maimon and Mr. De Prado. The Employment Agreements superseded the terms of the pre-existing Employment Agreements.

Pursuant to the terms of the Employment Agreements, among other things:

(1)    Mr. Maimon received the following compensation: (a) a base salary of $295,000 per annum during the term of employment (the earlier of four months (or any extension thereof) or the appointment of a replacement president), and after the employment term ends payment of such amount continuing in the form of board compensation for an initial period of 18 months, which may be extended from year to year for an additional 12 months (for up to 36 months in total) upon receipt of required approvals (b) participation in the Company’s employee benefits plan; (c) participation in the Company’s Funding and Change in Control Bonus Plans, if and when in effect, as described below in section 5.

(2)    Mr. De Prado received the following compensation: (a) a base salary of $265,000 per annum during the term of employment (the earlier of four months (or any extension thereof) or the appointment of a replacement president), and after the employment term ends payment of such amount continuing in the form of board compensation for an initial period of 18 months, which may be extended from year to year for an additional 12 months (for up to 36 months in total) upon receipt of required approvals; (b) participation in the Company’s employee benefits plan; (c) participation in the Company’s Funding and Change in Control Bonus Plans, if and when in effect, as described below in section 5.

(3)    Each of Mr. De Prado and Mr. Maimon were employed for an initial term of four months which could be extended up to an 18-month period as a Special Board Compensation unless either party terminates the New Employment Agreements. The terms ended as of February 24, 2021 at which time Mr. De Prado and Mr. Maimon ceased to serve as President and CEO, respectively and Mr. Maimon began serving as Interim CEO pending engagement of a new CEO.

(4)    The Executives were entitled to a bonus payment in connection with the Change in Control of the Company (the “Change in Control Bonus”). The Change in Control Bonus for the Executive will be based upon a Bonus Percentage (as set forth in the chart below) based upon the cash consideration received by the stockholders of the Company in the Change in Control transaction (minus any expenses, holdback provisions or other deductions from the purchase price), as determined in the sole discretion of the Board.

(a)     The Bonus Percentage in relation to the cash consideration received by the stockholders is as follows:

Bonus Percentage	Cash Consideration Received by Stockholders
0%	Less than $150 million
1% (one percent)	$150 million or more
2.5% (two and one-half percent)	$250 million or more
3.75% (three and three-fourths percent)	$500 million or more
5% (five percent)	$1 Billion or more

(5)    The Executives were entitled to participate in the Company’s employee benefit, pension and/or profit-sharing plans, and the Company will pay certain health and dental premiums on their behalf.

(6)    Each of the Executives were entitled to certain travel and expense reimbursement.

(7)    The Executives agreed to a one-year non-competition agreement following the termination of their employment.

As the employment terms of the Executives terminated on February 24, 2021, Mr. Maimon became the chairman (and interim CEO) of the Company and Mr. De Prado became the vice chairman. Under the Employment Agreements, each of them continued to receive the Special Board Compensation described in clause 2 above.

Employment Agreement with Mr. Daniel

On November 28, 2018, the Company entered into an Employment Agreement with Mr. Daniel. Pursuant to the terms of the Employment Agreement, among other things:

(1)    Mr. Daniel receives a base salary of $162,500 per annum for initial five years term. The Agreement will be automatically renewed for successive one-year periods unless either party provides ninety days’ prior notice of termination. Furthermore, during the term of his Employment Mr. Daniel’s compensation shall no less than any other officer or employee of the Company or its subsidiary.

(2)    Mr. Daniel has the right, on the same basis as other senior executives of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, as such plans may be modified from time to time, and provided that in no event shall Mr. Daniel receive less than four weeks paid vacation per annum and six paid sick and five paid personal days per annum.

(3)    Upon the successful up-listing of the Company’s shares of Common Stock to Nasdaq, Mr. Daniel receives a $100,000 bonus.

(4)    Mr. Daniel has agreed to a one-year non-competition agreement following the termination of his employment.

(5)     If Mr. Daniel’s employment with the Company terminates as a result of an involuntary termination (as defined in the Employment Agreement), then, in addition to any other benefits described in this Agreement, Mr. Daniel shall receive all compensation bonuses and benefits earned the date of his termination of employment. In addition, Mr. Daniel will be entitled to a lump sum payment equivalent to the remaining salary due Mr. Daniel to the end of the term of his Employment or six months’ salary, whichever is the greater.

Prior Employment Agreement with Mr. Johnson

On August 25, 2021, the Company and Jeffery D. Johnson entered into an employment agreement, pursuant to which Mr. Johnson agreed to serve as the Company’s new Chief Executive Officer. The employment agreement commenced and became effective as of August 25, 2021 and had an initial term of three (3) years, ending on August 24, 2024. The initial term would be automatically extended for additional one (1) year periods on the same terms and conditions as set out in the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Johnson received an annual base salary of three hundred thousand dollars ($300,000) per year, and was eligible for an annual incentive payment of up to one hundred percent (100%) of his base salary, which annual incentive payment was based on the Company’s performance as compared to the goals established by the Company’s Board of Directors in consultation with Mr. Johnson. This annual incentive had a twelve (12) month performance period and was based on a January 1 through December 31 calendar year, with Mr. Johnson’s entitlement to the annual incentive and the amount of such award, if any, remaining subject to the good faith discretion of the Board of Directors. Pursuant to the terms of the employment agreement, Mr. Johnson had the option to have any such earned annual incentive be paid in fully vested shares of the Company’s Common Stock, but must elect such option by the end of the first quarter following the relevant performance calendar year period.

In consideration of Mr. Johnson’s agreement to enter into the employment agreement and remain with the Company, Mr. Johnson received a one-time signing bonus in the amount of two hundred thousand dollars ($200,000), which was to be paid in two (2) installments: the first installment of one hundred thousand dollars ($100,000) to be paid on the Company’s next regular payday following the hire date of August 25, 2021, and the second installment of one hundred thousand dollars ($100,000) to be paid on Company’s next regular payday following the first (1st) anniversary of the hire date of August 25, 2021, provided that Mr. Johnson was employed by the Company on such relevant payment date.

Pursuant to the terms of the employment agreement, the Company issued to Mr. Johnson an option to purchase up to an aggregate of five hundred thousand (500,000) shares of Common Stock. These options vested on the following schedule: (1) options to purchase one hundred twenty-five thousand (125,000) shares of Common Stock vested on the date of the grant; and, (2) one hundred twenty-five thousand (125,000) shares of Common Stock shall vest on each of the first, second and third year anniversary of the date of grant, provided that Mr. Johnson remains continuously employed with the Company through such vesting date. In case of a change in control event, as defined under the terms of the employment agreement, any outstanding unvested portion of the options would become fully vested and exercisable, as long as Mr. Johnson remained continuously employed with the Company through such date. Additionally, Mr. Johnson was entitled to a bonus payment in connection with a change in control of the Company, which bonus would have been based upon a percentage of the cash consideration received by shareholders of the Company in the change in control transaction, as determined in the sole discretion of the Board of Directors of the Company.

Under the employment agreement, Mr. Johnson was subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and non-disparagement, among others.

Stock Options

Outstanding Stock Option Awards

The following table sets forth certain information with respect to unexercised stock options held by the named executive officers outstanding on December 31, 2020:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Arik Maimon	268,000	—	—	$5.12	44,000 options at March 29, 2025, 24,000 at September 12, 2023 and 200,000 at November 2, 2031	—	—	—	—

Michael De Prado	185,200	—	—	$5.00	$35,200 at March 29, 2025 and 150,000 at November 2, 2031	—	—	—	—

Ran Daniel	120,000	—	—	$3.20	20,000 options at April 6, 2024 and 100,000 at November 2, 2031	—	—	—	—

Jeffrey Johnson	500,000	—	—	$2.80	November 2, 2031	—	—	—	—

On November 3, 2021, the Company issued 1,550,000 stock options to executive officers and non-employee directors. The options vest on the terms set forth on the table below. Such options can be exercised until November 2, 2031, and were approved by the Company’s shareholders on December 15, 2021.

Name	Number of Options	Exercise Price	Vesting Schedule(1)
Jeffery D Johnson	500,000	$2.80	125,000 on 11/3/2021. 125,000 on each Employment Anniversary.
Shalom Arik Maimon	200,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Michael DePrado	150,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Ran Daniel	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Richard Berman	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Yochanon Bruk	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Jeff Lewis	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
David Schottenstein	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Adiv Baruch	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Carol Pepper	100,000	$2.80	50% on 11/3/2021; 50% on 12 month anniversary of grant date
Anthony H. Meadows	150,000	$2.80	33.3% on 2/2/2021, 33.3% on 12 month anniversary of grant date and 33.3% on second anniversary of grant date

____________

(1)      The vesting schedules described hereunder were as of December 31, 2021. Certain of the directors and executive officers listed herein resigned during fiscal year 2022 and, in certain circumstances, entered into settlement agreements which served to accelerate vesting of certain portions of such options.

Director Compensation

In 2021, the Board approved cash and equity compensation of directors. Each non-employee director shall receive cash compensation of $50,000 paid in four quarterly installments. In addition, the chair of the audit committee will receive an additional compensation of $10,000 and the chair of the Compensation committee will receive an additional compensation of $7,500. Additionally, on November 3, 2021, each non-employee director received a grant of a 10 year nonqualified stock option to purchase 100,000 shares of common stock exercisable at $2.80 per share, such option vesting over a one year period. Our executive chairman and executive vice chairman did not receive any additional compensation for services provided as a director during fiscal year 2021.

The following table sets forth compensation of our non-employee directors during fiscal year 2021:

Name	Cash ($)	Option Awards ($)(1)(2)	Total Compensation ($)
Yochanon Bruk(3)	$—	$163,333	$163,333
Adiv Baruch	$56,750	$163,333	$220,083
Carol Pepper(3)(4)	$8,333	$163,333	$171,666
Jeffrey Lewis(4)	$49,167	$163,333	$212,500
Edward Maldonado(3) (4)	$8,333	$—	$8,333
David Schottenstein(4)	$53,238	$163,333	$216,571
Richard Berman(4)	$73,533	$163,333	$236,866

____________

(1)      These amounts have been calculated in accordance with ASC 718. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our directors.

(2)      At December 31, 2021, Mr. Bruk, Mr. Baruch, Ms. Pepper, Mr. Lewis, and Mr. Maldonado held unexercised stock options to purchase 100,000, 100,000, 100,000, 100,000 and 0 shares respectively, of our common stock.

(3)      During fiscal year 2021, I Company, Arik Maimon, Michael De Prado, Dinar Zuz, LLC (which is controlled by Yochanon Bruk) and CIMA Telecom Inc. (“CIMA”) were party to a Voting Agreement and Proxy, dated December 31, 2019, pursuant to which (i) Mr. Maimon had the right to appoint two directors, which were Mr. Maimon and Carol Pepper, (ii) Mr. De Prado had the right to appoint one director, which was Mr. De Prado, (iii) Dinar Zuz LLC had the right to appoint one director, which was Mr. Bruk and (iv) CIMA had the right to appoint one director, which was Mr. Maldonado. See “Current Directors and Executive Officers as of the Date of this Proxy Statement” above for the current status of the voting agreement.

(4)      Effective December 21, 2021, Mr. Schottenstein and Mr. Berman resigned as directors of the Company. Effective July 25, 2022, Mr. Maldonado resigned as a director of the Company. Effective November 2, 2022, Mr. Lewis resigned as a director of the Company. Effective November 9, 2022, Ms. Pepper resigned as a director of the Company.

Diversity

Under Nasdaq’s Board Diversity Rule, all operating companies listed on Nasdaq’s U.S. Exchange are required to publicly disclose diversity statistics for their Board of Directors.

Board Diversity Matrix as of November 18, 2022
Total Number of Directors	6
	Male	Female	Did not Disclose
Demographic	4	2	—
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx	1	2
Native Hawaiian or Pacific Islander
White	1
Two or more races or Ethnicities
Did not disclose	2

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2022

Introduction

On November 30, 2022, the Audit Committee of the Company’s Board of Directors appointed the firm of Halperin Ilanit, Certified Public Accountants to serve as the Company’s independent auditors for our fiscal year ending December 31, 2022. Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2023. A representative of the Auditor is not expected to be present at the Annual Meeting.

Fees

Audit Fees

The Company incurred annual audit fees during the years ended December 31, 2021, and December 31, 2020 with Halperin Ilanit CPA totaling approximately $55,000.

Audit-Related Fees

The Company incurred an annual audit related fees during the year ended December 31, 2021 totaling approximately $32,500. The Company incurred an annual audit related fees during the year ended December 31, 2020 totaling approximately $3,000

All Other Fees

There were no other fees billed for products or services provided by our principal accountant for the fiscal years ended December 31, 2021 and December 31, 2020.

Our audit committee reviewed or ratified the engagement of the Company’s principal accountant, or the fees disclosed above.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HALPERIN ILANIT, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2022.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 19,289,734 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the six persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting by proxy and that have voted is required for approval of proposal 2. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth, as of November 18, 2022, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Beneficial Owner	Address	Number of Shares Beneficially Owned	Percent of Class(1)
Arik Maimon(2)	235 Lincoln Rd., Suite 210	1,982,961	10.09%
Executive Chairman	Miami Beach, FL 33139

Michael de Prado(3)	235 Lincoln Rd., Suite 210	1,078,032	5.5%
Executive Vice Chairman	Miami Beach, FL 33139

Ran Daniel(4)	235 Lincoln Rd., Suite 210	120,000	0.62%
Chief Financial officer	Miami Beach, FL 33139

Adiv Baruch(5)	235 Lincoln Rd., Suite 210	313,334	1.60%
Director	Miami Beach, FL 33139

Sandra Orihuela(6)	1101 Brickell Ave., 8th Floor	100,000	0.52%
Director	Miami Beach, FL 33131

Sandra Sooy(7)	235 Lincoln Rd., Suite 210	100,000	0.52%
Director	Miami Beach, FL 33139

CIMA Telecom Inc.(8)	1728 Coral Way, 6th Floor	2,702,992	14.6%
	Miami Beach, FL 33145

Yochanon Bruk(9)	1898 NW 74th Ave.	2,902,992	14.89%
Director	Pembroke Pines, FL 33024

THE ALIZE IRREVOCABLE TRUST(10)	255 ARAGON AVE 2ND FL	1,087,442	5.63%
	CORAL GABLES FL 33134

All Directors and Officers as a Group (7 persons)		6,597,319	31.69%

____________

(1)      Applicable percentages based on 19,289,734 shares of Common Stock outstanding.

(2)      Arik Maimon is our Chairman and Interim Chief Executive Officer. Includes 365,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(3)      Michael de Prado is our Vice Chairman and Director. Includes 315,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(4)      Ran Daniel is our Chief Financial officer. Includes 100,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(5)      Adiv Baruch is our director. Includes 250,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(6)      Sandra Orihuela is our director. Includes 100,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(7)      Sara Sooy is our director. Includes 100,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(8)      Pursuant to a Schedule 13G filed by CIMA with the SEC on January 10, 2020, CIMA is the beneficial owner of the shares disclosed therein.

(9)      Pursuant to a Schedule 13G filed by Dinar with the SEC on March 5, 2020, Dinar is the beneficial owner of the shares reported therein, and Yochanon Bruk is the sole manager of Dinar and exercises voting and investment power over the shares of Common Stock. Includes 200,000 shares of common stock issuable upon the exercise of stock options exercisable within the next 60 days.

(10)    Pursuant to a Schedule 13G filed by The Alize Irrevocable Trust, the Alize Irrevocable trust is the Beneficial owner of the shares disclosed therein.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2021 with both management and Halperin Ilanit, Certified Public Accountants, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2021 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Halperin Ilanit, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

AUDIT COMMITTEE
/s/ Adiv Baruch (Chairman)
Adiv Baruch
/s/ Sara Sooy
Sara Sooy

Deadline for Submission of Stockholder Proposals for 2023 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 235 Lincoln Road, Suite 210, Miami Beach, Florida 33139 no later than August 30, 2023.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2023 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Arik Maimon. Mr. Maimon will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Such Report includes the Company’s audited financial statements for the 2021 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Matthew Schulman, Compliance Officer of the Company, at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ARIK MAIMON AND MICHAEL DE PRADO, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF CUENTAS INC. HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 18, 2022, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2022, OR ANY ADJOURNMENT THEREOF.

1. Election of Arik Maimon, Michael De Prado, Adiv Baruch, Yochanon Bruck, Sandra Oriuela, and Sara Sooy to hold office until the 2023 Annual Meeting of Stockholders or their successors are elected and qualified.

☐ FOR ALL THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (see instructions)

☐ Arik Maimon

☐ Michael De Prado

☐ Adiv Baruch

☐ Yochanon Bruk

☐ Sara Sooy

☐ Sandra Orihuela

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CUENTAS INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.